UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 17, 2010

Date of earliest event reported: May 13, 2010

Warner Chilcott Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	0-53772	98-0626948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 19 Ardee Business Park

Hale Street

Ardee, Co. Louth, Ireland

(Address of principal executive offices, including zip code)

+353 41 685 6983

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Director

Effective May 13, 2010, David F. Burgstahler has resigned from the board of directors of Warner Chilcott Public Limited Company (the “Company”). Mr. Burgstahler’s resignation was not the result of any disagreement with the Company. John A. King will replace Mr. Burgstahler on the Audit Committee, Patrick J. O’Sullivan will replace Mr. Burgstahler on the Nominating and Corporate Governance Committee and James H. Bloem will replace Mr. Burgstahler on the Compensation Committee, of the board of directors of the Company.

Amended Equity Plan

On May 13, 2010, the Company’s board of directors approved an amendment to the Company’s Equity Incentive Plan (the “Plan”) to provide that awards granted under the Plan after such date shall not vest automatically upon a change in control of the Company but shall vest in the event of certain terminations of employment within one year after the change in control.

The foregoing description of the amendment to the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The final results of voting on each of the matters submitted to a vote of security holders during the Company’s annual general meeting of shareholders on May 13, 2010 are as follows:

		For	Against	Abstentions	Broker Non-Votes
1.	Election of Class I Directors:
	a) John P. Connaughton	155,282,826	5,661,009	138,179	43,643,653
	b) Stephen P. Murray	155,593,014	5,350,621	138,379	43,643,653

	Under the Company’s Articles of Association, each of the directors was elected, having received more votes “for” than “against.”

2.	Approval of appointment of PricewaterhouseCoopers LLP, a Registered Public Accounting Firm, as independent auditors of the Company for the year ending December 31, 2010 and authorization of the board of directors to determine the auditor’s remuneration	198,489,605	6,107,196	128,866	0

	Under the Company’s Articles of Association, the appointment of PricewaterhouseCoopers LLP and authorization of the board of directors to determine the auditor’s remuneration was approved, having received more votes “for” than “against.”

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	First Amendment to the Warner Chilcott Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/s/ Paul Herendeen
Name:	Paul Herendeen
Title:	Executive Vice President and Chief Financial Officer

Date: May 17, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the Warner Chilcott Equity Incentive Plan